                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                              --------------------

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 1, 2002
                                  ------------

                              SPORTING MAGIC, INC.
             (Exact name of registrant as specified in its charter)

Delaware                            0-25247                  95-4675095
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)            Identification No.)

        7625 Hamilton Park Drive, Suite 12, Chattanooga, Tennessee 37421
        ----------------------------------------------------------------
                     Address of principal executive offices
        Registrant's telephone number, including area code: 423-296-8213
                                                            ------------

                 ----------------------------------------------
         (Former name or former address, if changed since last report.)

            This Form 8-K/A amends the Current Report on Form 8-K filed June 17,
2002 to include Item 7.

Item 7.        Financial Statements and Exhibits

        (a)    Consolidated Financial Statements of CMJ Ventures, Inc.:

                                                              CMJ VENTURES, INC.

                                                                        CONTENTS
--------------------------------------------------------------------------------

                                                                         Page

INDEPENDENT AUDITORS' REPORT                                             F-1

FINANCIAL STATEMENTS

  Balance Sheet                                                          F-2-3
  Statement of Income                                                    F-4
  Statement of Changes in Stockholders' Equity                           F-5
  Statement of Cash Flows                                                F-6-7

NOTES TO FINANCIAL STATEMENTS                                            F-8-14

PRO FORMA FINANCIAL INFORMATION

  Introduction to Unaudited Pro Forma Condensed Combined
     Financial Information                                               F-15
  Unaudited Pro Forma Condensed Combined Balance Sheet May 31, 2002      F-16-17
  Unaudited Pro Forma Condensed Combined Statement of Operations
     for the eleven months ended November 30, 2001                       F-18
  Unaudited Pro Forma Condensed Combined Statement of Operations
     for the six months ended May 31, 2002                               F-19
  Notes to Unaudited Pro Forma Condensed Combined Financial Information  F-20-21

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

To the Stockholders of
CMJ Ventures, Inc.

We have  audited the  accompanying  balance  sheet of CMJ  Ventures,  Inc.  (the
"Company") as of December 31, 2001,  and the related  statements of  operations, stockholders'  equity  and cash  flows for each of the two  years in the  period ended December 31, 2001. These financial  statements are the  responsibility  of the Company's  management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the  United  States of  America.  Those  standards  require  that we plan and perform the audit to obtain  reasonable  assurance  about  whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis,  evidence  supporting  the amounts and  disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant  estimates  made by  management,  as well as evaluating  the overall
financial  statement  presentation.   We  believe  that  our  audits  provide  a
reasonable basis for our opinion.

In our opinion,  the financial  statements  referred to above present fairly, in all material respects, the consolidated financial position of CMJ Ventures, Inc.
as of December  31,  2001,  and the results of their  operations  and their cash flows  for each of the two  years  in the  period  ended  December  31,  2001 in conformity with accounting principles generally accepted in the United States of
America.

April 19,  2002  except  for Note 11
As to which  the date is June 2, 2002
New York, New York

                                                                             F-1

                                                              CMJ VENTURES, INC.

                                                                  BALANCE SHEETS

                                  May 31, 2002 (Unaudited) and December 31, 2001
--------------------------------------------------------------------------------

                                     ASSETS
                                     ------

                                                                 2002
                                                              (Unaudited)       2001
                                                              -----------------------
CURRENT ASSETS
--------------
  Cash                                                        $   80,846   $   12,722
  Accounts receivable, less allowance for doubtful accounts
    of $151,294 and $18,652, respectively                        463,091      118,552
  Due from stockholder                                             8,859         --
  Inventories                                                    264,768      253,614
  Other current assets                                           135,383        4,000
                                                              ----------   ----------

Total Current Assets                                             952,947      388,888

PROPERTY AND EQUIPMENT, Net                                       36,696       39,946

OTHER ASSETS                                                     347,140      158,375
------------                                                  ----------   ----------

TOTAL ASSETS                                                  $1,336,783   $  587,209
                                                              ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                                                                             F-2

                                                              CMJ VENTURES, INC.

                                                                  BALANCE SHEETS

                                  May 31, 2002 (Unaudited) and December 31, 2001
--------------------------------------------------------------------------------

                       LIABILITIES AND STOCKHOLDERS EQUITY
                       -----------------------------------

                                                      2002
                                                   (Unaudited)      2001
                                                   -----------------------------
CURRENT LIABILITIES
  Accounts payable                                 $1,048,797   $  162,090
  Accrued expenses and other current liabilities       43,315       35,172
  Current maturities of long-term debt                 40,535       40,406
                                                   ----------   ----------

Total Current Liabilities                           1,132,647      237,668

OTHER LIABILITIES
  Long-term debt, less current maturities              20,734       34,626
  Due to stockholder                                     --          5,028
                                                   ----------   ----------

TOTAL OTHER LIABILITIES                                20,734       39,654
                                                   ----------   ----------

TOTAL LIABILITIES                                   1,153,381      277,322

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY                                  183,402      309,887
                                                   ----------   ----------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY                              $1,336,783   $  587,209
                                                   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                                                                             F-3

                                           CMJ VENTURES, INC.

                                          STATEMENTS OF INCOME
-------------------------------------------------------------------------------------------------------

                                                     Five Months Ended             Years Ended
                                                           May 31                  December 31
                                               --------------------------------------------------------
                                                    2002           2001         2001          2000
                                               --------------------------------------------------------
                                                (Unaudited)    (Unaudited)

NET SALES                                       $ 1,332,829    $   834,892   $ 2,295,926   $ 1,076,114

COST OF SALES                                     1,017,627        573,548     1,497,142       746,205
                                                -----------    -----------   -----------   -----------

GROSS PROFIT                                        315,202        261,344       798,784       329,909

OPERATING EXPENSES
  General administrative and selling expenses       423,631        116,393       594,569       248,210
                                                -----------    -----------   -----------   -----------

OPERATING (LOSS) INCOME                            (108,429)       144,951       204,215        81,699
                                                -----------    -----------   -----------   -----------

OTHER (EXPENSE) INCOME                              (18,056)         5,854        12,647       (21,469)
                                                -----------    -----------   -----------   -----------

NET (LOSS) INCOME                               $  (126,485)   $   150,805   $   216,862   $    60,230
                                                ===========    ===========   ===========   ===========

The accompanying notes are an integral part of these financial statements.

                                                                             F-4

                                                              CMJ VENTURES, INC.

                                              STATEMENTS OF STOCKHOLDERS' EQUITY

                                  For the Years Ended December 31, 2001 and 2000
                                  and Five Months Ended May 31, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                                  Additional
                                         Common     Paid-In   Retained
                                         Stock      Capital   Earnings        Total
                                     ------------------------------------------------

BALANCE - January 1, 2000                  500   $    --     $ (27,705)   $ (27,205)

Issuance of common stock                    50      59,950        --         60,000

Net income                                --          --        60,230       60,230
                                     ---------   ---------   ---------    ---------

BALANCE - December 31, 2000                550      59,950      32,525       93,025

Net income                                --          --       216,862      216,862
                                     ---------   ---------   ---------    ---------

BALANCE - December 31, 2001                550      59,950     249,387      309,887

Net loss                                  --          --      (126,485)    (126,485)
                                     ---------   ---------   ---------    ---------

BALANCE - May 31, 2002 (Unaudited)         550   $  59,950   $ 122,902    $ 183,402
                                     =========   =========   =========    =========

The accompanying notes are an integral part of these financial statements.

                                                                             F-5

                                                              CMJ VENTURES, INC.

                                                        STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

                                                          Five Months Ended           Years Ended
                                                                May 31                December 31
                                                      --------------------------------------------------
                                                          2002        2001          2001         2000
                                                      --------------------------------------------------
                                                       (Unaudited) (Unaudited)
CASH FLOWS FROM OPERATING
 ACTIVITIES
 Net (loss) income                                     $(126,485)   $ 150,805    $ 216,862    $  60,230
                                                       ---------    ---------    ---------    ---------
  Adjustments to reconcile net income to net
    cash provided by (used in) operating activities:
     Depreciation and amortization                        11,546        8,567       24,926       15,292
  Changes in operating assets and liabilities:
     Accounts receivable, net                           (344,539)    (308,499)     (74,101)      (8,045)
     Inventories                                         (11,154)    (159,270)    (133,173)      53,007
     Other current assets                                 (4,050)        --           --           --
     Accounts payable                                    886,707      379,901      119,631      (34,616)
     Accrued expenses and other current liabilities        8,143       13,056       13,228       14,804
                                                       ---------    ---------    ---------    ---------

TOTAL ADJUSTMENTS                                        546,653      (66,245)     (49,489)      40,442
                                                       ---------    ---------    ---------    ---------

 NET CASH PROVIDED BY
  OPERATING ACTIVITIES                                   420,168       84,560      167,373      100,672
                                                       ---------    ---------    ---------    ---------

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchases of art work and other intangible assets     (197,061)     (51,682)     (51,682)      (2,282)
  Purchases of property and equipment                       --           --        (43,651)        --
                                                       ---------    ---------    ---------    ---------

 NET CASH USED IN
  INVESTING ACTIVITIES                                 $(197,061)   $ (51,682)   $ (95,333)   $  (2,282)
                                                       ---------    ---------    ---------    ---------

The accompanying notes are an integral part of these financial statements.

                                                                             F-6

                                                              CMJ VENTURES, INC.

                                             STATEMENTS OF CASH FLOWS, Continued
--------------------------------------------------------------------------------

                                             Five Months Ended              Years Ended
                                                   May 31,                  December 31,
                                         ---------------------------------------------------
                                             2002         2001          2001         2000
                                         ---------------------------------------------------
                                         (Unaudited)   (Unaudited)
CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from line of credit, bank      $    --      $  56,156    $    --      $ 100,000
  Repayment of line of credit, bank            --           --        (50,409)     (49,591)
  Proceeds from long-term debt                 --           --         96,061      126,602
  Principal repayment of long-term debt     (13,763)     (15,579)    (108,432)    (349,199)
  Proceeds from stockholders' loans            --           --           --            500
  Repayment of stockholders' loans           (5,028)        --        (29,972)        --
  Loan to stockholder                        (8,859)        --           --           --
  Advances to related party                (127,333)        --           --           --
  Contribution by stockholder                  --           --           --         60,000
                                          ---------    ---------    ---------    ---------

NET CASH (USED IN) PROVIDED BY
 FINANCING ACTIVITIES                      (154,983)      40,577      (92,752)    (111,688)
                                          ---------    ---------    ---------    ---------

NET INCREASE (DECREASE) IN CASH              68,124       73,455      (20,712)     (13,298)

CASH - Beginning                             12,722       33,434       33,434       46,732
                                          ---------    ---------    ---------    ---------

CASH - Ending                             $  80,846    $ 106,889    $  12,722    $  33,434
                                          =========    =========    =========    =========

SUPPLEMENTAL  DISCLOSURES OF CASH FLOW
INFORMATION
Cash paid during the periods for:
Interest                                  $   2,642    $   8,331    $   7,869    $  26,367

   The accompanying notes are an integral part of these financial statements.

                                                                             F-7

                                                              CMJ VENTURES, INC.

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - Summary of Significant Accounting Policies
         ------------------------------------------

         The Company
         -----------
         CMJ Ventures,  Inc.,  ("the Company") was incorporated on July 1, 1999, under the laws of the State of Florida.

         Nature of Business
         ------------------
         The Company is engaged in manufacturing outsourcing and distribution of trademarked, pre-printed and embroided merchandise. The Company markets its products to  specialty  retail,  wholesale  and  corporate  markets throughout the United States of America.

          Property and Equipment
          ----------------------
          Property  and  equipment  is stated  at cost and is being  depreciated using the  straight-line  method over the estimated  useful lives. The cost of leasehold  improvements  is  amortized  over the lesser of the estimated  useful  lives of the  assets or the  length of the  related
          leases.   Upon  sale  or  retirement,   asset  cost  and  its  related
          accumulated  depreciation are eliminated from the respective  accounts and  any  resulting  gain or loss is  recognized  in  income.  Routine
          maintenance   and  repairs   are  charged  to  expense  as   incurred.
          Expenditures,  which  materially  increase the value or extend  useful lives, are capitalized.

          Concentration of Credit Risk
          ----------------------------
          The Company  extends  credit to  customers  which  results in accounts receivable  arising from its normal business  activities.  The Company does not  require  collateral  from its  customers  but  assesses  the financial  strength of its customers.  Based on such  assessment,  the
          Company has  provided for an  allowance  for doubtful  accounts in the approximate amount of $19,000 as an allowance for accounts  receivable balances that it determined  may be  uncollectible  as of December 31,
          2001, and $151,000 at May 31, 2002 (unaudited).

          Revenue Recognition
          -------------------
          The Company recognizes revenue once goods are shipped.

          Fair Value of Financial Instruments
          -----------------------------------
          The carrying amounts of current assets,  current liabilities and short and long-term debt approximate their fair market values.

          Income Taxes
          ------------
          The Company,  with the consent of its stockholders,  has elected to be taxed  as an "S"  corporation  under  the  Internal  Revenue  Code and similar  state  statutes.  In  lieu of  corporate  income  taxes,  the stockholders of an "S"  corporation  are taxed on their  proportionate share of the corporation's taxable income.  Accordingly,  no provision or liability  for Federal or State  income taxes has been  included in the financial statements.

                                                                             F-8

                                                              CMJ VENTURES, INC.

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - Summary of Significant Accounting Policies, continued
         -----------------------------------------------------

          Advertising Costs
          -----------------
          Advertising  costs are  expensed  as  incurred.  For the  years  ended
          December 31, 2001 and 2000  advertising  and  promotion  expenses were
          $33,266 and $24,397 respectively.

          Use of Estimates in Preparation of Financial Statements
          -------------------------------------------------------
          The preparation of the accompanying financial statements in conformity with generally accepted  accounting  principles requires management to make  certain  estimates  and  assumptions  that  affect the  reported amounts of assets and liabilities and disclosures of contingent assets and  liabilities  at the  date  of the  financial  statements  and the reported amounts of revenue and expenses during the reporting  period.
          Actual  results  could  differ  from  those   estimates.   Significant
          estimates  that are  particularly  susceptible  to  change  are  those assumptions  used in determining  the allowance for doubtful  accounts receivable.

          New Pronouncements
          ------------------
          In July 2001, the Financial Accounting Standards Board ("FASB") issued
          Statement of Financial  Accounting Standards No. 141 ("SFAS No. 141"),
          "Business  Combinations." SFAS No. 141 requires the purchase method of accounting for business combinations initiated after June 30, 2001 and eliminates  the  pooling-of-interest  method.  The  Company  does  not believe  that the  adoption  of SFAS No.  141 will have a  significant impact on its financial statements.

          In July  2001,  the FASB  issued  Statement  of  Financial  Accounting
          Standards  No. 142 ("SFAS No. 142"),  "Goodwill  and Other  Intangible
          Assets",  which is  effective  for all fiscal  years  beginning  after
          December 15, 2001.  SFAS No. 142  requires,  among other  things,  the discontinuance  of goodwill  amortization.  In addition,  the standard includes  provisions  for the  reclassification  of  certain  existing recognized  intangibles as goodwill,  reassessment of the useful lives
          of  existing  recognized  intangibles,   reclassification  of  certain
          intangibles out of previously reported goodwill and the identification of  reporting  units  for  purposes  of  assessing  potential  future impairment  of  goodwill.  SFAS No. 142 also  requires  the Company to complete a transitional  goodwill  impairment test six months from the date of adoption. The Company expects to adopt SFAS No. 142 in January
          2002.  The Company  does not believe the adoption of SFAS No. 142 will have a significant impact on its financial statements.

          In October  2001,  the FASB issued SFAS No. 144,  "Accounting  for the
          Impairment Disposal of Long-Lived Assets".  SFAS No. 144 addresses the accounting  model for long-lived  assets to be disposed of by sale and resulting  implementation  issues.  This statement requires that those long-lived  assets be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing  operations or in discontinued operations. Therefore, discontinued operations will no longer be  measured  at net  realizable  value or include  amounts for operating  losses that have not yet  occurred.  It also  broadens  the reporting of  discontinued  operations to include all components of an entity with operations that can be distinguished  from the rest of the entity and that will be eliminated from the ongoing  operations of the entity in a disposal transaction. The Company is evaluating the impact that  implementation  of  SFAS  No.  144  may  have  on the  financial statements of the Company.

                                                                             F-9

                                                              CMJ VENTURES, INC.

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - Summary of Significant Accounting Policies, continued
         -----------------------------------------------------

          New Pronouncements, continued
          -----------------------------
          On April 30, 2002,  the Financial  Accounting  Standards  Board issued
          SFAS  No.  145,  "Rescission  of  FASB  Statements  No.  4, 44 and 64,
          Amendment of FASB Statement No. 13, and Technical  Corrections".  SFAS
          No. 145  eliminates  the  requirement  that gains and losses  from the extinguishments of debt be aggregated and, if material,  classified as an  extraordinary  item,  net of the  related  income  tax  effect and eliminates an inconsistency  between the accounting for sale-leaseback transactions.  Generally,  SFAS  145  is  effective  for  transactions occurring  after  May 15,  2002.  The  adoption  of this  standard  is expected to have no impact to the Company.

          Impairment of Long-Lived Assets
          -------------------------------
          The  Company  reviews  long-lived  assets  held and used for  possible impairment  whenever events or changes in circumstances  indicate that the carrying amount of an asset many not be recoverable.

NOTE 2 - Inventories
         -----------

         Inventories are stated at the lower of cost (first-in, first out basis)
         or market and consists of $264,768  and  $253,614 in finished  goods at
         May 31, 2002 (Unaudited) and December 31, 2001, respectively.

NOTE 3 - Property and Equipment
         ----------------------

         Property  and  equipment  consists of the  following as of May 31, 2002
         (Unaudited) and December 31, 2001:

                                         May 31, 2002 December 31,    Estimated
                                         (Unaudited)     2001        useful lives
                                         ----------------------------------------
        Vehicle                          $ 39,000       $ 39,000         5 years
        Furniture and fixtures              4,650          4,650         5 years
        Leasehold improvements              1,952          1,952   Life of lease
                                         --------       --------
                                           45,602         45,602
        Less: Accumulated depreciation
           and amortization                (8,906)        (5,656)
                                         --------       ---------

        Property and Equipment, Net      $ 36,696       $ 39,946
                                         ========       =========

         Depreciation  and  amortization  expenses  were $3,250 and $271 for the five months ended May 31, 2002 and 2001 (Unaudited) and $5,015 and $525 for the years ended December 31, 2001 and 2000, respectively.

                                                                            F-10

                                                              CMJ VENTURES, INC.

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 4 - Intangible Assets
         -----------------

         Intangible  assets  consists  of  the  following  as of  May  31,  2002
         (Unaudited) and December 31, 2001:

                                                May 31,                Estimated
                                                 2002       December 31, Useful
                                              (Unaudited)      2001       Lives
                                    ---------------------------------------------
        Artwork                                $ 390,100    $ 193,039    10 years
        Customer lists                             6,068        6,068    10 years
                                               ---------    ---------
                                                 396,168      199,107
             Less:  accumulated amortization     (49,028)     (40,732)
                                               ---------    ---------

        Intangible Assets, Net                 $ 347,140    $ 158,375
                                               =========    =========

         Amortization  expenses were $8,296 and $8,296 for the five months ended
         May 31, 2002 and 2001 (Unaudited) and $19,911 and $14,767 for the years ended December 31, 2001 and 2000, respectively.

NOTE 5 - Line of Credit, Bank
         --------------------

         On May 17, 2001 the Company was extended a $200,000 line of credit from
         Fifth Third Bank,  Kentucky,  Inc.  ("Fifth Third") for working capital purposes.  The agreement  provides for monthly  payments of interest at
         Fifth  Third's  prime rate (5% at December 31, 2001) and expires on May
         17, 2002. Borrowings under the line are collateralized by substantially all of the assets of the Company. At December 31, 2001 and May 31, 2002
         (Unaudited) there were no balances outstanding under the line.

NOTE 6 - Long-Term Debt
         --------------

         Long-term  debt at May 31,  2002  (Unaudited)  and  December  31,  2001 consists of the following:

                                                                        May 31,
                                                                         2002         December 31,
                                                                      (Unaudited)        2001
                                                                     ------------------------------
        On May 17,  2001,  the Company  obtained a $51,521  note
        from Fifth  Third  payable in monthly installments
        totaling $3,224,  including interest at Fifth Third's prime rate (5% at December 31, 2001). The note is  collateralized by substantially  all of the assets of the Company and
        matures in May 2004.  (Forward)                                  $39,479        $51,521
                                                                         -------        -------

                                                                            F-11

                                                              CMJ VENTURES, INC.

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 6 - Long-Term Debt, continued
         -------------------------

                                                       May 31,
                                                        2002        December 31,
                                                    (Unaudited)         2001
                                                   -----------------------------

                  (Forward)                           $39,479         $51,521

        On September  19, 2001,  the Company
        obtained a $23,511 note from Fifth
        Third payable in monthly installments
        totaling $481, including interest
        at 7.2%. The note is  collateralized
        by a vehicle and matures in October
        2006.                                          21,790          23,511
                                                      -------         -------

                    Total notes payable                61,269          75,032

        Less: current maturities                       40,535          40,406
                                                      -------         -------

           Notes payable, less current maturities     $20,734         $34,626
                                                      =======         =======

         As of December 31, 2001,  aggregate maturities of long-term debt are as follows:

                        For the Year
                     Ending December 31,                 Amount
                    -----------------------------------------------
                            2002                        $40,406
                            2003                         19,865
                            2004                          4,870
                            2005                          5,233
                            2006                          4,658
                                                        -------
                            Total                       $75,032
                                                        =======

NOTE 7 - Related Party Transactions
         --------------------------

         Due to Stockholder
         ------------------

         Amount   represents   advances   made   between  the  Company  and  the
         stockholder.  These  advances  are  non-interest  bearing  and  have no definitive repayment terms.

                                                                            F-12

                                                              CMJ VENTURES, INC.

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 8 - Economic Dependency
         -------------------

         Major Suppliers
         ---------------
         The Company purchased a substantial portion of its inventory from three suppliers in 2001.  During the year ended December 31, 2001,  purchases from these suppliers were $717,000 (46.1%)  (Sporting Magic, Inc. - see
         Note 11), $269,000 (17.3%) and $220,000 (14.2%).  At December 31, 2001,
         the amounts due to these  suppliers  included in accounts  payable were
         $92,791,  $8,187  and  $548,  respectively.  Management  believes  that
         numerous   other   vendors  could  provide  the  Company  with  similar
         merchandise on comparable terms.

         The Company purchased a substantial  portion of its inventory from five suppliers in 2000.  During the year ended December 31, 2000,  purchases from these suppliers were $131,000 (19.3%),  $132,100 (19.5%) (Sporting
         Magic,  Inc. - see Note 11),  $91,000  (13.4%),  $126,000  (18.5%)  and
         $79,000 (11.7%).

         Major Customers
         ---------------
         The Company sold a substantial  portion of its products to one customer in 2001.  During  the  year  ended  December  31,  2001,  sales to this customer were $359,000  (15.6%).  At December 31, 2001,  the amount due from this customer included in accounts receivable was $14,478.

         The  Company  sold a  substantial  portion  of its  products  to  three customers in 2000.  During the year ended  December 31, 2000,  sales to these  customers were $217,000  (20.2%),  $107,000  (9.9%) and $164,000
         (15.2%).

NOTE 9 - Commitments and Contingencies
         -----------------------------

         Operating Lease Arrangements
         ----------------------------
         The Company  conducts  its  operations  from a facility  that is leased under a three  (3) year  non-cancelable  operating  lease  expiring  in
         October 2002. The Company pays property taxes,  insurance,  maintenance and other expenses related to the leased property. Rent expense for the year ended  December  31, 2001 and 2000 was  approximately  $27,000 and
         $26,000, respectively.

         The Company leases an automobile  under a four (4) year operating lease expiring in May 2005.

                                                                            F-13

                                                              CMJ VENTURES, INC.

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 9 - Commitments and Contingencies, continued
         ----------------------------------------

         Operating Lease Arrangements
         ----------------------------
         Future minimum rental payments under the above non-cancelable operating leases as of December 31, 2001 are as follows:

                     Year Ending
                     December 31,              Amount
                  --------------------------------------------
                       2002                     $27,357
                       2003                       6,344
                       2004                       6,344
                       2005                       2,644
                                                -------
                           Total                $42,689
                                                =======

         Litigation
         ----------
         From time to time, the Company is a party to litigation  arising in the normal course of its business operations. In the opinion of management, it is not  anticipated  that the matters  will have a material  adverse impact on the Company's  financial  condition,  liquidity or results of operations.

NOTE 10 - Common Stock
          ------------

         At December 31, 2001 the Company's  common stock had a par value of $1,
         1,000 shares authorized and 550 shares issued and outstanding.

NOTE 11 - Subsequent Event
          ----------------

         Acquisition Agreement
         ---------------------
         On June 2, 2002,  Sporting Magic,  Inc. acquired 100% of the issued and outstanding  common  stock  of the  Company  in a  stock  exchange  for
         1,400,000 shares of Sporting Magic, Inc.'s common stock.

NOTE 12 - Interim Financial Information
          -----------------------------

         The accompanying  unaudited financial  statements have been prepared in accordance with generally  accepted  accounting  principles for interim financial  information  and  should  be read in  conjunction  with  CMJ
         Ventures, Inc. audited financial information.  Accordingly, they do not include all of the  information  and  footnotes  required by  generally accepted accounting  principles for complete financial  statements.  In the opinion of management,  all adjustments  considered necessary for a fair presentation have been included.  Such adjustments are of a normal recurring  nature.  Operating results for the five months ended May 31,
         2002 and 2001 are not necessarily indicative of the results that may be expected for any other period or for a full fiscal year.

                                                                            F-14

            (b)   Pro Forma Financial Statements of Sporting Magic, Inc.:

                              SPORTING MAGIC, INC.

             INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED COMBINED

                              FINANCIAL INFORMATION

The following unaudited pro forma condensed combined balance sheet as of May 31,
2002 and the unaudited pro forma condensed combined statements of operations for the eleven  months ended  November 30, 2001 and for the six months ended May 31,
2002, are based on the historical  financial  statements of Sporting Magic, Inc.
and CMJ  Ventures,  Inc. and give effect to the proforma  adjustments  described herein as though the acquisition of CMJ Ventures,  Inc. dated as of June 2, 2002 had been  consummated  at May 31,  2002  for the  unaudited  condensed  combined balance  sheet and at January  1, 2001 and  December  1, 2001 for the  unaudited condensed combined statements of operations for the eleven months ended November
30, 2001 and the six months ended May 31, 2002, respectively.

The unaudited pro forma condensed combined  financial  statements should be read in  conjunction  with  the  notes  thereto  and with  the  historical  financial statements of Sporting Magic, Inc., as filed in its current report on Form 8-K/A filed on April 8, 2002 and  previously  filed  Form  10-QSB  and the  historical financial  statements of CMJ  Ventures,  Inc.  included  elsewhere  herein.  The
Unaudited pro forma combined financial statements are not necessarily indicative of the Company's combined financial position or results of operations that would have been achieved had the acquisition  been consummated at May 31, 2002 for the unaudited  condensed combined balance sheet, and at January 1, 2001 and December
1, 2001 for the unaudited  condensed  combined  statements of operations for the eleven  months  ended  November  30, 2001 and the six months ended May 31, 2002, respectively.

Under the terms of a merger  agreement  dated as of March 1, 2002 and as amended on May 16, 2002 and consummated on June 2, 2002,  Sporting Magic, Inc. purchased all of the issued and  outstanding  stock of CMJ  Ventures,  Inc.  The pro forma adjustments reflect the transaction using the purchase method of accounting, and are based on available  information  and certain  estimates and  assumptions set forth in the notes to the  unaudited  pro  forma  condensed  combined  financial information.  Sporting Magic,  Inc. will establish a new basis for CMJ Ventures,
Inc.,  assets and liabilities  based upon an allocation of the fair value of the acquisition.  The unaudited pro forma financial  information  reflects  Sporting
Magic,  Inc.'s best estimates;  however,  the actual amounts may differ from the pro forma amounts.

                                                                            F-15

                                                            SPORTING MAGIC, INC.

                            UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

                                                                    May 31, 2002
--------------------------------------------------------------------------------

                                     ASSETS
                                     ------

                                Sporting         CMJ        Pro Forma
                               Magic, Inc.  Ventures, Inc. Adjustments    Pro Forma
                             ---------------------------------------------------------
CURRENT ASSETS
  Cash                        $    91,914   $    80,846   $      --      $   172,760
  Restricted investment           277,848          --            --          277,848
  Accounts receivable, net      2,679,898       463,091      (955,611)     2,187,378
  Inventories                   2,857,824       264,768          --        3,122,592
  Loans to stockholders           671,320         8,859          --          680,179
  Deferred taxes                  179,485          --            --          179,485
  Other current assets            208,450       135,383      (342,205)         1,682
                              -----------   -----------   -----------    -----------

Total Current Assets            6,966,739       952,947    (1,297,816)     6,621,870

PROPERTY AND EQUIPMENT, Net     1,774,517        36,696          --        1,811,213

OTHER ASSETS
  Intangible - art work              --         347,140          --          347,140
  Goodwill                           --            --         919,146        919,146
                              -----------   -----------   -----------    -----------

TOTAL ASSETS                  $8,741,256     $1,336,783   $  (378,670)   $ 9,699,369
                              ===========    ===========  ===========    ===========

See notes to unaudited proforma condensed combined financial information.

                                                                            F-16

                                                            SPORTING MAGIC, INC.

                            UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

                                                                    May 31, 2002
--------------------------------------------------------------------------------

                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

                                             Sporting      CMJ          Pro Forma
                                            Magic, Inc. Ventures, Inc. Adjustments   Pro Forma
                                            -----------------------------------------------------
CURRENT LIABILITIES
  Accounts payable                          $  303,896   $1,048,797   $ (955,611)   $  397,082
  Accrued expenses and other
    current liabilities                        486,534       43,315      154,143       683,992
  Short-term debt and current maturities     5,376,529       40,535         --       5,417,064
                                            ----------   ----------   ----------    ----------

Total Current Liabilities                    6,166,959    1,132,647     (801,468)    6,498,138

OTHER LIABILITIES
  Long-term debt, less current maturities    1,051,249       20,734         --       1,071,983
                                            ----------   ----------   ----------    ----------

TOTAL LIABILITIES                            7,218,208    1,153,381     (801,468)    7,570,121

STOCKHOLDERS' EQUITY                         1,523,048      183,402      422,798     2,129,248
                                            ----------   ----------   ----------    ----------

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY                        $8,741,256   $1,336,783   $ (378,670)   $9,699,369
                                            ==========   ==========   ==========    ==========

   See notes to unaudited proforma condensed combined financial information.

                                                                            F-17

                                                            SPORTING MAGIC, INC.

                                UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT
                                                                   OF OPERATIONS

                                   For the Eleven Months Ended November 30, 2001
--------------------------------------------------------------------------------

                                        For the Eleven For the Twelve
                                         Months Ended   Months Ended
                                         November 30,   December 31,
                                           2001             2001
                                          Sporting          CMJ           Pro Forma
                                         Magic, Inc.    Ventures, Inc.   Adjustments      Pro Forma
                                       ---------------------------------------------------------------

NET SALES                                 $ 10,822,517    $  2,295,926   $   (716,635)   $ 12,401,808

COST OF SALES                                8,064,400       1,497,142       (716,635)      8,844,907
                                          ------------    ------------   ------------    ------------

GROSS PROFIT                                 2,758,117         798,784           --         3,556,901

OPERATING EXPENSES                           2,142,306         594,569           --         2,736,875
                                          ------------    ------------   ------------    ------------

OPERATING INCOME                               615,811         204,215           --           820,026

OTHER (EXPENSE) INCOME                        (322,954)         12,647           --          (310,307)
                                          ------------    ------------   ------------    ------------

INCOME BEFORE INCOME TAXES                     292,857         216,862           --           509,719

PROVISION FOR INCOME TAXES                        --              --          200,000         200,000
                                          ------------    ------------   ------------    ------------

NET INCOME                                $    292,857    $    216,862   $   (200,000)   $    309,719
                                          ============    ============   ============    ============

Net income per share, basic and diluted   $       0.05                                   $       0.04
                                          ============                                   ============

Weighted average shares outstanding          6,000,000                      1,400,000       7,400,000
                                         =============                   ============    ============

   See notes to unaudited proforma condensed combined financial information.

                                                                            F-18

                                                            SPORTING MAGIC, INC.

                                UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT
                                                                   OF OPERATIONS

                                           For the Six Months Ended May 31, 2002
--------------------------------------------------------------------------------

                                        For the Six    For the Five
                                        Months Ended   Months Ended
                                        May 31, 2002   May 31, 2002
                                          Sporting        CMJ          Pro Forma
                                         Magic, Inc.   Ventures, Inc. Adjustments    Pro Forma
                                      ------------------------------------------------------------

NET SALES                               $ 4,160,427    $ 1,332,829    $  (961,757)   $ 4,531,499

COST OF SALES                             3,118,630      1,017,627       (961,757)     3,174,500
                                        -----------    -----------    -----------    -----------

GROSS PROFIT                              1,041,797        315,202           --        1,356,999

OPERATING EXPENSES                        1,308,131        423,631           --        1,731,762
                                        -----------    -----------    -----------    -----------

OPERATING LOSS                             (266,334)      (108,429)          --         (374,763)

OTHER EXPENSE                              (133,378)       (18,056)          --         (151,434)
                                        -----------    -----------    -----------    -----------

LOSS BEFORE INCOME TAXES                   (399,712)      (126,485)          --         (526,197)

BENEFIT FROM INCOME TAXES                  (179,485)          --             --         (179,485)
-------------------------               -----------    -----------    -----------    -----------

            NET LOSS                    $  (220,227)   $  (126,485)   $      --      $  (346,712)
                                        ===========    ===========    ===========    ===========

Net loss per share, basic and diluted   $     (0.03)                                 $     (0.04)
                                        ===========                                  ===========

Weighted average shares outstanding       8,300,588                    1,400,000      9,700,588
                                        ===========                    ==========    ===========

   See notes to unaudited proforma condensed combined financial information.

                                                                            F-19

                                                            SPORTING MAGIC, INC.

                                 NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                                                           FINANCIAL INFORMATION
--------------------------------------------------------------------------------

          No.             Account Description                    Debit         Credit
--------------------------------------------------------------------------------------

           May 31, 2002 Proforma Condensed Combined Balance Sheet Adjustments:

          [1]     Goodwill                                      $919,146
                                                                --------
                  Stockholders equity                                           $422,798
                  Other current assets                                           342,205
                  Accrued expenses and other liabilities                         154,143
                                                                                --------
                                                                $919,146        $919,146
                                                                ========        ========

To record and allocate the purchase price as follows:
                                                                 Fair Value
                                                   Shares        Per Share      Fair Value
                                                 -------------------- --------------------
                  Common stock                    1,400,000     $    0.433    $  606,200
                  Relocation expenses                                            125,000
                  Acquisition expenses                                           371,348
                                                                              ----------

                         Total Purchase Price                                 $1,102,548
                                                                              ==========
                  Fair value of net assets acquired
                   Current assets                                 952,947
                   Property and equipment                          36,696
                   Other assets                                   347,140
                   Liabilities assumed                         (1,153,381)
                                                               -----------

                  Fair value of indentifiable net assets
                   acquired                                                     $183,402

                  Goodwill                                                       919,146
                                                                              ----------

                                                                              $1,102,548
                                                                              ==========

         [2]     Accounts payable                                  955,611
                 Accounts receivable
                 To eliminate intercompany                                       955,611
                 payable/receivable

 See notes to unaudited proforma condensed combined financial information.
                                                                            F-20

                                                            SPORTING MAGIC, INC.

                                 NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                                                FINANCIAL INFORMATION, Continued
--------------------------------------------------------------------------------

          No.                 Account Description             Debit         Credit
----------------------------------------------------------------------------------

Proforma Condensed  Combined Statement of Operations  Adjustments for the Eleven
Months Ended November 30, 2001:

         [3]    Net sales                                   716,635
                Cost of sales                                               716,635
                To eliminate intercompany sales
                  and purchases

         [4]    Provision for income taxes                  200,000
                Income tax payable                                          200,000
                To  provide  income  taxes  as  if
                these  entities  were  taxed  as C
                corporations

Proforma  Condensed  Combined  Statement of Operations  Adjustments  for the Six
Months Ended May 31, 2002:

         [5]    Net sales                                   961,757
                Cost to sales                                              961,757

                To eliminate intercompany sales
                  and purchases

            (c)   Exhibits

                  Exhibit 99.1  Certificate   of  Chief   Executive   and  Chief
                                Financial Officers

    See notes to unaudited proforma condensed combined financial information.

                                                                            F-21

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SPORTING MAGIC, INC.

Dated: August 14, 2002                        By: /s/ Dan Cooke
                                                 --------------------------
                                                  Name:  Dan Cooke
                                                  Title: Chief Executive Officer